SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           --------------------------


                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) or 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------


                            MAR MAR REALTY TRUST
                            --------------------
            (exact name of registrant as specified in its charter)

Maryland                                  56-208-1971
--------                                  -----------
(State of incorporation or organization)  (I.R.S. Employer Identification No.)

Independence Office Park
------------------------
6407 Idlewild Road, Building 2, Suite 111
-----------------------------------------
Charlotte, North Carolina                 28212
-------------------------                 -----
(Address of principal executive offices)  (zip code)

If this form relates to the registra-     If this form relates to the registra-
tion of a class of securities pursuant    tion of a class of securities pursuant
to Section 12(b) of the Exchange Act      to Section 12(g) of the Exchange Act
and is effective pursuant to General      and is effective pursuant to General
Instruction A.(c), please check the       Instruction A.(c), please check the
following box.    |X|                     following box.    |_|

Securities Act registration statement file number to which this form relates: Form S-11 (No. 333-58895)
                                                       -------------------------

      Securities to be registered pursuant to Section 12(b) of the Act:

Title of each Class                             Name of Each Exchange on Which
to be so Registered:                            Each Class is to be Registered:
--------------------                            -------------------------------

Class A Common Shares of beneficial             New York Stock Exchange, Inc.
-----------------------------------             -----------------------------
interest, par value $1.00
-------------------------

      Securities to be registered pursuant to Section 12(g) of the Act:
                                     None
                                     ----
                               (Title of Class)

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            A description of the Class A Common Shares of beneficial interest is set forth under the caption "Description of Shares of Beneficial Interest" in the Registrant's Registration Statement on Form S-11 (No. 333-58895) under the Securities Act of 1933, as amended (the "Securities Act") initially filed with the Securities and Exchange Commission (the "Commission") on July 10, 1998 (as amended, the "Registration Statement"), as amended by Amendment No. 1 to the Registration Statement, filed with the Commission on September 18, 1998, and as amended by Amendment No. 2 to the Registration Statement, filed with the Commission on December 24, 1998, and is incorporated herein by reference. A description of the Class A Common Shares of beneficial interest shall be set forth in a final prospectus to be filed pursuant to Rule 424(b) under the Securities Act . This final prospectus shall be deemed to be incorporated by reference into this registration statement.

ITEM 2.     EXHIBITS.

            None.






                      [SIGNATURE TO FOLLOW ON NEXT PAGE]

                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized


Dated: January 15, 1999                             MAR MAR REALTY TRUST

                                                    /s/ BENJAMIN F. BRACY
                                                    ----------------------------
                                                         Mr. Benjamin F. Bracy
                                                         President












                                      3